UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.            Regulation FD Disclosure

Universal American Financial Corp. (the “Company”) issued three press releases on October 3, 2007. The press releases announced:

•                  The approval by the Centers for Medicare and Medicaid Services (CMS) of Universal American’s bids to offer, through its insurance subsidiaries, Prescription Pathway prescription drug coverage in 2008 in all 34 regions designated by CMS, and that Prescription Pathway bid under the benchmark in 30 of the 34 CMS regions and is eligible to receive auto assignment of beneficiaries who are dually eligible for Medicare and Medicaid in these regions.

•                  The approval by CMS of Universal American’s bids to offer Community CCRx plans in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands, marking the third year of operation for the plan, and the eligibility of Community CCRx to receive auto assignment of beneficiaries in 30 of 34 regions, including Florida and New Jersey, in 2008.

•                  The expansion of its Medicare Advantage Private Fee-for-Service (“PFFS”) coverage to 47 states in 2008, up from 35 states in 2007. (This release was reissued and replaced, with a minor modification to the original release, on October 5, 2007.)

Copies of the press releases are furnished as Exhibits 99.1, 99.2 and 99.3 to this report and incorporated by reference into this Item 7.01.

Item 9.01.    Financial Statements and Exhibits

(d)   The following exhibits are included with this Report:

Exhibit No.	Exhibit Title

99.1	Press Release dated October 3, 2007

99.2	Press Release dated October 3, 2007

99.3	Press Release dated October 4, 2007

The information contained herein (including the exhibit) and oral statements made from time to time by representatives of Universal American  may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Such statements may include, but not be limited to, statements regarding the effectiveness and completeness of our compliance with CMS regulations and requirements and its effect on our earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of Universal American’s operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; and future operating results. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Universal American’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Universal American and the statements contained in this news release can be found in Universal American’s filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Universal American assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ MITCHELL J. STIER
Mitchell J. Stier
Senior Vice President and General Counsel

Date: October 4, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release dated October 3, 2007
99.2	Press Release dated October 3, 2007
99.3	Press Release dated October 4, 2007